UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Science and Technology Fund

Contents
3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
56	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Small company stocks tend to be more volatile than medium-sized or large company stocks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Science and Technology Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS Science and Technology Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Principal Investments
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes or services, in the opinion of portfolio management, are benefitting, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries.
DWS Science and Technology Fund returned 42.86% during the 12-month period ended October 31, 2021, compared with the 42.91% return of its benchmark, the Standard & Poor’s 500® (S&P 500) Index, and the 43.87% return of the S&P® North American Technology Sector Index.
The 12 months under review were characterized by strong returns for both science and technology companies and the broader market as the world gradually awakened from COVID. In general, the companies hit hardest by the pandemic came back the strongest, yet science and technology companies kept pace with the overall market after a period of strong outperformance during COVID and several prior years of outperformance, a testament to the high value created by their innovation and the growth that it drives. Many of the digital technologies and services that were already gaining penetration were elevated and accelerated during the pandemic, and these trends remain firmly in place.
4	|	DWS Science and Technology Fund

Global growth and risk sentiment improved throughout the period as COVID-19 vaccines rolled out worldwide, central banks remained accommodative for much of the period, and a pair of trillion dollar-plus spending bills were debated in the U.S. Congress. Inflation also picked up during the period given the highly stimulative environment, improving growth, tight U.S. labor market, and a global supply chain that has not recovered from the pandemic. After a multi-decade period of falling inflation expectations and interest rates, the renewed potential for rising rates disproportionately hit growth stocks, many of which are science and technology companies, given the longer duration nature of their cash flow. The relative impact on growth stocks subsided towards the end of the period, likely reflecting just how large the growth gap has become between the fastest growing companies and others.
Fund Performance
Efforts to reopen the economy were most beneficial for those companies most impacted during the pandemic. However, science and technology companies kept pace overall, as the products and digital services that proved so useful during the pandemic continued to see strong demand. We are pleased that the Fund along with the group was able to essentially keep pace with the overall market given our focus on the higher growth, more digitally focused names that propelled the Fund’s strong relative performance over the prior fiscal period.
Positive contributions to the Fund’s relative performance were led by positioning within semiconductors. In particular, our focus on the semiconductor capital equipment segment proved beneficial as rising capital intensity, a shortage of capacity, and the geopolitically driven desire to localize supply drove a very strong spending environment. Leading individual contributors included the Fund’s position in ASML Holding NV, the sole supplier of photolithography machines needed to manufacture the most advanced semiconductors. Leading artificial intelligence (AI) and gaming semiconductor company NVIDIA Corp. was also a positive contributor as machine learning applications proliferate and interactive gaming continues to gain users and engagement globally. Additionally, increased focus on immersive interactive digital experiences, catalyzed by Facebook’s pivot to the Metaverse, also helped sentiment for NVIDIA, as the company provides many of the key silicon systems and software
DWS Science and Technology Fund	|	5

platforms required to build this foundation. Holdings of Applied Materials, Inc., the global leader in semiconductor capital equipment, aided relative return as well.
Positioning in software companies contributed positively, led by speech recognition leader Nuance Communications, Inc.* whose solutions provide doctors with a hands-free method for documenting patient interactions. Nuance agreed to be acquired by Microsoft during the period. Our position in email security leader Proofpoint, Inc.* contributed positively as the company agreed to be acquired by a private equity firm during the period. Our position in electronic design automation firm Synopsys Inc. also contributed as semiconductor design continues to benefit from a multi-year rise in semiconductor complexity as the traditional benefits of Moore’s law (the principle that semiconductors get roughly twice as powerful with relatively small cost increases every two years) slow. The Fund’s off-benchmark exposure to the life sciences segment added to performance as well, led by positions in equipment manufacturer Thermo Fischer Scientific, Inc. and genetic analysis company Illumina, Inc. Finally, an off-benchmark position in Silvergate Capital Corp., nominally a bank but more importantly a provider of a robust and compliance-enabled platform which enables institutions to transact in cryptocurrency, aided relative return.
“While those companies impacted most by the pandemic bounced back the hardest, we were pleased to see science and technology companies and our portfolio keep up with the strong recovery, a testament to the high and ongoing level of utility their products and digital services have provided during both the pandemic and reopening.”
On the downside, the Fund’s allocation to interactive media & services negatively impacted relative return, most underweights to Google parent Alphabet, Inc., and Snap Inc., developer and operator of the Snapchat social network and applications. Positioning in technology hardware also detracted, most notably underweights to iPhone manufacturer Apple Inc. and PC and printer manufacturer Hewlett Packard Company.* The electronic equipment segment proved another source of lagging
6	|	DWS Science and Technology Fund

performance, specifically a lack of exposure to sensor manufacturer TE Connectivity Corp. and Zebra Technologies Corp.
Outlook and Positioning
We believe the outlook remains positive for science and technology companies. While the level of information technology (IT) spending was once considered a good proxy for growth in the group, many in the group have been growing at rates considerably above IT spending. We expect this trend to continue because the group’s IT solutions address an increasingly large set of problems across all industries. Additionally, the past year has seen a significant number of new science and technology companies come to the public markets, capping off several years of strong new issuance. We believe this speaks to the significant opportunity this group of companies faces. It also provides an increasingly large universe from which to select securities for the Fund.
We also remain cognizant that new risks never announce their presence, and we respect the potential for change. This could come in the form of increasing competition, escalating regulation, or something completely unanticipated. We also recognize that the supply chain and labor challenges of the past few quarters may linger for an extended period, although it seems more likely to us that we are past the point of peak supply side constraint. And while it seems the world is slowly recovering from COVID, even if unevenly, there remains the potential for variants for which our vaccines and therapeutics are ineffective, and we believe we are positioned to adapt to such scenarios. Another material consideration remains the question of the degree to which current inflation is transitory, as higher long term interest rates could disproportionately impact valuations of higher growth companies, many of which are in the Fund’s investment universe. In this context, we believe it is important to recognize that many of the companies in the universe have been growing at rates substantially above average for multiple years, amplifying the power of compounding. Given this, the prospect of higher rates may not be a material factor longer term, within certain limits of course.
The Fund remains positioned towards growth within its investment universe. More specifically, we look for companies that use innovation to develop and/or apply solutions that provide materially better outcomes, that take share in big markets, and that create new markets driving a sustained period of high growth within a financially attractive business
DWS Science and Technology Fund	|	7

structure. Software companies represent the Fund’s largest allocation. We believe the ongoing trends of applying cloud, mobile, and AI technologies to improve previously manual and physical processes via software remains a vast opportunity. While the Fund is modestly underweight the larger semiconductor sub-sector, the Fund remains overweight semiconductor equipment companies given the extremely high level of scientific intellectual property and market growth. We believe there is the prospect of elevated spending as chipmaking continues to become more capital intensive, but also as geopolitical concerns are driving desire for countries to have their own manufacturing facilities. Lastly, the Fund’s focus extends beyond the traditionally defined technology sector to include companies that develop and/or apply scientific and technological innovation for durable competitive advantages and above-average long- term growth. This approach opens up a broader universe of opportunities, including but not limited to medical and life sciences technology, transportation, and technology-driven industrial companies, along with any other business where scientific and technological innovation is a defining feature of competitive advantage.
*	Not held at October 31, 2021.
Portfolio Management Team
Daniel Fletcher, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.
—	Portfolio Manager and Analyst for US Equities: New York.
—	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
—	Portfolio Manager for Global and US Growth Equities: New York.
—	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann” ) and PhD in Finance (“Dr.rer.pol.” ) from the European Business School, Oestrich-Winkel.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject
8	|	DWS Science and Technology Fund

to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.
Duration measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
DWS Science and Technology Fund	|	9

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	42.86%	28.01%	19.40%
Adjusted for the Maximum Sales Charge (max 5.75% load)	34.64%	26.50%	18.69%
S&P 500® Index†	42.91%	18.93%	16.21%
S&P ® North American Technology Sector Index††	43.87%	29.62%	22.77%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	41.60%	26.89%	18.36%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	41.60%	26.89%	18.36%
S&P 500® Index†	42.91%	18.93%	16.21%
S&P ® North American Technology Sector Index††	43.87%	29.62%	22.77%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	43.12%	28.22%	19.57%
S&P 500® Index†	42.91%	18.93%	16.21%
S&P ® North American Technology Sector Index††	43.87%	29.62%	22.77%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	43.10%	28.27%	19.68%
S&P 500® Index†	42.91%	18.93%	16.21%
S&P ® North American Technology Sector Index††	43.87%	29.62%	22.77%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
10	|	DWS Science and Technology Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2021 is 0.90%, 1.74%, 0.72% and 0.69% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
††	The S&P North American Technology Sector Index is the technology sub-index of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

DWS Science and Technology Fund	|	11

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/21	$40.55	$22.73	$41.50	$45.77
10/31/20	$30.55	$18.22	$31.16	$34.15
Distribution Information as of 10/31/21
Capital Gain Distributions	$ 2.43	$ 2.43	$ 2.43	$ 2.43
12	|	DWS Science and Technology Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/21	10/31/20
Common Stocks	100%	98%
Cash Equivalents	0%	2%
Other	0%	0%
Preferred Stocks	0%	0%
	100%	100%
Sector Diversification (As a % of Common Stocks and Preferred Stock)	10/31/21	10/31/20
Information Technology	71%	68%
Software	28%	25%
Semiconductors & Semiconductor Equipment	17%	14%
IT Services	16%	15%
Technology Hardware, Storage & Peripherals	7%	8%
Communications Equipment	3%	4%
Electronic Equipment, Instruments & Components	—	2%
Communication Services	17%	16%
Interactive Media & Services	15%	14%
Entertainment	2%	2%
Consumer Discretionary	6%	11%
Internet & Direct Marketing Retail	6%	11%
Hotels, Restaurants & Leisure	0%	—
Industrials	3%	2%
Road & Rail	1%	—
Professional Services	1%	1%
Industrial Conglomerates	1%	0%
Aerospace & Defense	0%	1%
Health Care	2%	3%
Life Sciences Tools & Services	2%	2%
Pharmaceuticals	0%	1%
Health Care Technology	0%	—
Biotechnology	—	0%
Financials	1%	—
Consumer Finance	1%	—
Banks	0%	—
	100%	100%

DWS Science and Technology Fund	|	13

Ten Largest Equity Holdings at October 31, 2021 (52.4% of Net Assets)
1 Microsoft Corp.	9.2%
Develops, manufactures, licenses, sells and supports software products
2 Alphabet, Inc.	7.3%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
3 Apple, Inc.	6.4%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
4 Amazon.com, Inc.	6.0%
Online retailer offering a wide range of products
5 NVIDIA Corp.	5.8%
Designs, develops and markets three dimensional (3D) graphic processors
6 Meta Platforms, Inc.	5.5%
Operates social networking Web site
7 PayPal Holdings, Inc.	3.4%
Operates as a technology platform company
8 Visa, Inc.	3.1%
Operates a retail electronic payments network and manages global financial services
9 salesforce.com, Inc.	2.9%
Provider of application services that allow organizations to share customer information on demand
10 MasterCard, Inc.	2.8%
Provider of financial transaction processing services
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.
14	|	DWS Science and Technology Fund

Investment Portfolio	as of October 31, 2021
	Shares	Value ($)
Common Stocks 99.7%
Communication Services 16.7%
Entertainment 1.7%
Activision Blizzard, Inc.	204,416	15,983,287
Spotify Technology SA*	31,753	9,189,319
		25,172,606
Interactive Media & Services 15.0%
Alphabet, Inc. “A” *	37,397	110,808,585
Baidu, Inc. (ADR)*	63,140	10,243,834
Match Group, Inc.*	98,155	14,799,811
Meta Platforms, Inc. “A” *	260,070	84,150,851
Snap, Inc. “A” *	170,825	8,981,978
		228,985,059
Consumer Discretionary 6.5%
Hotels, Restaurants & Leisure 0.5%
DraftKings, Inc. “A” *	168,916	7,869,797
Internet & Direct Marketing Retail 6.0%
Amazon.com, Inc.*	27,052	91,230,976
Financials 0.8%
Banks 0.3%
Silvergate Capital Corp. “A” *	29,159	4,566,882
Consumer Finance 0.5%
SoFi Technologies, Inc.* (a)	392,419	7,883,698
Health Care 2.4%
Biotechnology 0.0
ViaCyte, Inc. (b)	2,585	0
Health Care Technology 0.2%
Schrodinger, Inc.*	64,958	3,545,407
Life Sciences Tools & Services 1.9%
Illumina, Inc.*	20,163	8,368,855
Thermo Fisher Scientific, Inc.	31,000	19,625,170
		27,994,025
Pharmaceuticals 0.3%
Eli Lilly & Co.	19,655	5,007,308
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	15

	Shares	Value ($)
Industrials 2.8%
Aerospace & Defense 0.4%
BWX Technologies, Inc.	106,030	6,016,142
Industrial Conglomerates 0.5%
Honeywell International, Inc.	33,576	7,340,385
Professional Services 0.8%
Verisk Analytics, Inc.	59,900	12,595,173
Road & Rail 1.1%
Uber Technologies, Inc.*	374,328	16,403,053
Information Technology 70.5%
Communications Equipment 3.3%
Ciena Corp.*	289,911	15,739,268
F5 Networks, Inc.*	92,997	19,636,317
Motorola Solutions, Inc.	60,380	15,009,864
		50,385,449
IT Services 15.6%
Cloudflare, Inc. “A” *	93,956	18,295,112
EPAM Systems, Inc.*	32,835	22,105,835
Fidelity National Information Services, Inc.	125,013	13,843,940
FleetCor Technologies, Inc.*	44,102	10,911,276
Globant SA*	64,006	20,430,075
MasterCard, Inc. “A”	127,460	42,765,379
PayPal Holdings, Inc.*	223,206	51,915,484
Twilio, Inc. “A” *	36,865	10,740,986
Visa, Inc. “A” (a)	221,815	46,973,763
		237,981,850
Semiconductors & Semiconductor Equipment 17.3%
Advanced Micro Devices, Inc.*	324,816	39,052,628
Analog Devices, Inc.	142,537	24,728,744
Applied Materials, Inc.	150,740	20,598,621
ASML Holding NV (ADR) (Registered)	22,627	18,393,036
Intel Corp.	298,051	14,604,499
Lasertec Corp.	37,900	8,323,202
MACOM Technology Solutions Holdings, Inc.*	123,978	8,656,144
MKS Instruments, Inc.	135,730	20,366,286
NVIDIA Corp.	345,304	88,283,874
Qorvo, Inc.*	50,635	8,518,326
SK Hynix, Inc.	47,145	4,155,522
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	66,381	7,547,520
		263,228,402
The accompanying notes are an integral part of the financial statements.
16	|	DWS Science and Technology Fund

	Shares	Value ($)
Software 27.9%
Adobe, Inc.*	30,662	19,941,338
Aspen Technology, Inc.*	95,461	14,957,784
Atlassian Corp. PLC “A” *	18,407	8,432,799
Ceridian HCM Holding, Inc.*	88,926	11,137,982
DocuSign, Inc.*	52,940	14,732,673
Dynatrace, Inc.*	179,422	13,456,650
Five9, Inc.*	92,106	14,553,669
Intuit, Inc.	45,857	28,706,024
Latch, Inc.* (a)	431,198	3,833,350
McAfee Corp. “A”	339,538	7,255,927
Microsoft Corp.	425,099	140,971,330
RingCentral, Inc. “A” *	67,383	16,426,628
salesforce.com, Inc.*	146,897	44,023,562
ServiceNow, Inc.*	45,000	31,399,200
Splunk, Inc.*	59,720	9,843,050
Synopsys, Inc.*	100,835	33,596,205
Workiva, Inc.*	85,526	12,790,413
		426,058,584
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	647,756	97,033,849
Total Common Stocks (Cost $573,458,927)		1,519,298,645
Other Investments 0.0%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	—	29,955
Adams Capital Management LP (3.6% limited partnership interest)* (c)	—	37,935
Geocapital IV, L.P. (2.9% limited partnership interest)* (c)	—	71,538
Total Other Investments (Cost $5,892,966)		139,428
Preferred Stocks 0.0%
Health Care
Biotechnology
ViaCyte, Inc., Series A (b)	4,853	0
ViaCyte, Inc., Series B (b)	4,557	0
ViaCyte, Inc., Series C (b)	772	0
Total Preferred Stocks (Cost $0)		0
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	17

	Shares	Value ($)
Securities Lending Collateral 3.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (d) (e) (Cost $59,405,850)	59,405,850	59,405,850
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.03% (d) (Cost $3,887,023)	3,887,023	3,887,023
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $642,644,766)	103.9	1,582,730,946
Other Assets and Liabilities, Net	(3.9)	(58,783,725)
Net Assets	100.0	1,523,947,221
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 3.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (d) (e)
28,407,647	30,998,203 (f)	—	—	—	60,820	—	59,405,850	59,405,850
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.03% (d)
20,184,406	158,428,944	174,726,327	—	—	4,741	—	3,887,023	3,887,023
48,592,053	189,427,147	174,726,327	—	—	65,561	—	63,292,873	63,292,873
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $58,448,427, which is 3.8% of net assets.
(b)	Investment was valued using significant unobservable inputs.
The accompanying notes are an integral part of the financial statements.
18	|	DWS Science and Technology Fund

(c)	The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities” ). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,029,217	29,955	0.0
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	37,935	0.0
Geocapital IV, L.P.**	April 1996 to March 2000	0	71,538	0.0
Total Restricted Securities		5,892,966	139,428	0.0
**	These securities represent venture capital funds.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	19

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. The Fund adopted ASU No. 2015-07, Disclosures for Investments in Certain Entities that calculate Net Asset Value Per Share (NAV). The fair value hierarchy excludes certain investments which are valued using NAV as a practical expedient.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)
Communication Services	$ 254,157,665	$—	$—	$ 254,157,665
Consumer Discretionary	99,100,773	—	—	99,100,773
Financials	12,450,580	—	—	12,450,580
Health Care	36,546,740	—	0	36,546,740
Industrials	42,354,753	—	—	42,354,753
Information Technology	1,074,688,134	—	—	1,074,688,134
Other Investments (b)	—	—	—	139,428
Preferred Stocks	—	—	0	0
Short-Term Investments (a)	63,292,873	—	—	63,292,873
Total	$1,582,591,518	$ —	$ 0	$1,582,730,946
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Investments measured at NAV as a practical expedient.
The accompanying notes are an integral part of the financial statements.
20	|	DWS Science and Technology Fund

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $579,351,893) — including $58,448,427 of securities loaned	$ 1,519,438,073
Investment in DWS Government & Agency Securities Portfolio (cost $59,405,850)*	59,405,850
Investment in DWS Central Cash Management Government Fund (cost $3,887,023)	3,887,023
Cash	10,153
Foreign currency, at value (cost $24,193)	23,474
Receivable for investments sold	2,377,992
Receivable for Fund shares sold	164,589
Dividends receivable	56,082
Interest receivable	9,360
Foreign taxes recoverable	972
Other assets	27,214
Total assets	1,585,400,782
Liabilities
Payable upon return of securities loaned	59,405,850
Payable for Fund shares redeemed	535,344
Accrued management fee	563,894
Accrued Trustees' fees	11,006
Other accrued expenses and payables	937,467
Total liabilities	61,453,561
Net assets, at value	$ 1,523,947,221
Net Assets Consist of
Distributable earnings (loss)	1,092,409,118
Paid-in capital	431,538,103
Net assets, at value	$ 1,523,947,221
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	21

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($1,212,096,415 ÷ 29,894,663 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 40.55
Maximum offering price per share (100 ÷ 94.25 of $40.55)	$ 43.02
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($19,697,618 ÷ 866,416 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.73
Class S
Net Asset Value, offering and redemption price per share ($247,541,272 ÷ 5,965,150 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 41.50
Institutional Class
Net Asset Value, offering and redemption price per share ($44,611,916 ÷ 974,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 45.77
The accompanying notes are an integral part of the financial statements.
22	|	DWS Science and Technology Fund

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $69,356)	$ 6,492,410
Income distributions — DWS Central Cash Management Government Fund	4,741
Securities lending income, net of borrower rebates	60,820
Total income	6,557,971
Expenses:
Management fee	6,203,716
Administration fee	1,337,408
Services to shareholders	1,300,642
Distribution and service fees	2,559,943
Custodian fee	14,914
Professional fees	85,873
Reports to shareholders	65,337
Registration fees	70,547
Trustees' fees and expenses	44,927
Other	70,794
Total expenses	11,754,101
Net investment income (loss)	(5,196,130)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	152,404,375
Foreign currency	49,139
Payments by affiliates (see Note G)	272
152,453,786
Change in net unrealized appreciation (depreciation) on:
Investments	325,330,760
Foreign currency	(749)
325,330,011
Net gain (loss)	477,783,797
Net increase (decrease) in net assets resulting from operations	$ 472,587,667
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	23

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income (loss)	$ (5,196,130)	$ (2,937,863)
Net realized gain (loss)	152,453,786	96,175,989
Change in net unrealized appreciation (depreciation)	325,330,011	211,141,394
Net increase (decrease) in net assets resulting from operations	472,587,667	304,379,520
Distributions to shareholders:
Class A	(71,794,184)	(63,493,286)
Class C	(2,215,983)	(1,792,074)
Class S	(14,036,526)	(12,402,588)
Institutional Class	(2,085,731)	(1,545,492)
Total distributions	(90,132,424)	(79,233,440)
Fund share transactions:
Proceeds from shares sold	56,119,805	73,552,479
Reinvestment of distributions	83,430,513	73,121,799
Payments for shares redeemed	(129,533,297)	(136,454,186)
Net increase (decrease) in net assets from Fund share transactions	10,017,021	10,220,092
Increase (decrease) in net assets	392,472,264	235,366,172
Net assets at beginning of period	1,131,474,957	896,108,785
Net assets at end of period	$1,523,947,221	$1,131,474,957

The accompanying notes are an integral part of the financial statements.
24	|	DWS Science and Technology Fund

Financial Highlights
DWS Science and Technology Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$30.55	$24.63	$23.50	$22.45	$16.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.08)	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	12.57	8.19	3.84	2.04	5.98
Total from investment operations	12.43	8.11	3.81	2.01	6.00
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	(2.43)	(2.19)	(2.68)	(.95)	(.38)
Total distributions	(2.43)	(2.19)	(2.68)	(.96)	(.38)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$40.55	$30.55	$24.63	$23.50	$22.45
Total Return (%)[b]	42.86	35.52	18.97	9.37	36.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,212	905	722	668	649
Ratio of expenses (%)	.88	.90	.93	.93	.96
Ratio of net investment income (loss) (%)	(.40)	(.31)	(.15)	(.12)	.09
Portfolio turnover rate (%)	21	18	39	34	25
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	25

DWS Science and Technology Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$18.22	$15.65	$16.07	$15.77	$12.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.19)	(.14)	(.15)	(.11)
Net realized and unrealized gain (loss)	7.20	4.95	2.40	1.40	4.22
Total from investment operations	6.94	4.76	2.26	1.25	4.11
Less distributions from:
Net realized gains	(2.43)	(2.19)	(2.68)	(.95)	(.38)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$22.73	$18.22	$15.65	$16.07	$15.77
Total Return (%)[b]	41.60	34.36	17.94	8.45	35.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17	13	13	21
Ratio of expenses (%)	1.74	1.74	1.79	1.78	1.84
Ratio of net investment income (loss) (%)	(1.27)	(1.16)	(1.01)	(.94)	(.79)
Portfolio turnover rate (%)	21	18	39	34	25
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
26	|	DWS Science and Technology Fund

DWS Science and Technology Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$31.16	$25.04	$23.81	$22.73	$17.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.04)	.01	.01	.05
Net realized and unrealized gain (loss)	12.85	8.35	3.90	2.06	6.05
Total from investment operations	12.77	8.31	3.91	2.07	6.10
Less distributions from:
Net investment income	—	—	—	(.04)	—
Net realized gains	(2.43)	(2.19)	(2.68)	(.95)	(.38)
Total distributions	(2.43)	(2.19)	(2.68)	(.99)	(.38)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$41.50	$31.16	$25.04	$23.81	$22.73
Total Return (%)	43.12	35.75	19.16	9.55	36.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	181	148	135	124
Ratio of expenses (%)	.69	.72	.76	.77	.81
Ratio of net investment income (loss) (%)	(.22)	(.13)	.02	.04	.24
Portfolio turnover rate (%)	21	18	39	34	25
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Science and Technology Fund	|	27

DWS Science and Technology Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$34.15	$27.23	$25.64	$24.40	$18.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.04)	.02	.01	.06
Net realized and unrealized gain (loss)	14.14	9.15	4.25	2.24	6.50
Total from investment operations	14.05	9.11	4.27	2.25	6.56
Less distributions from:
Net investment income	—	—	—	(.06)	—
Net realized gains	(2.43)	(2.19)	(2.68)	(.95)	(.38)
Total distributions	(2.43)	(2.19)	(2.68)	(1.01)	(.38)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$45.77	$34.15	$27.23	$25.64	$24.40
Total Return (%)	43.10	35.82	19.20	9.63	36.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	29	14	9	5
Ratio of expenses (%)	.69	.69	.71	.72	.74
Ratio of net investment income (loss) (%)	(.21)	(.12)	.06	.04	.31
Portfolio turnover rate (%)	21	18	39	34	25
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
28	|	DWS Science and Technology Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Science and Technology Fund (the “Fund” ) is a non-diversified series of Deutsche DWS Securities Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS Science and Technology Fund	|	29

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
The other investments represent investments in venture capital funds which are valued at their net asset value as a practical expedient. The net asset value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;
30	|	DWS Science and Technology Fund

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of
DWS Science and Technology Fund	|	31

October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
32	|	DWS Science and Technology Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 16,296,576
Undistributed long-term capital gains	$ 133,373,495
Net unrealized appreciation (depreciation) on investments	$ 942,739,796
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $639,991,150. The net unrealized appreciation for all investments based on tax cost was $942,739,796. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $963,207,379 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $20,467,583.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 2,929,869	$ —
Distributions from long-term capital gains	$ 87,202,555	$ 79,233,440
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against
DWS Science and Technology Fund	|	33

the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $282,347,718 and $354,645,043, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%
Accordingly, for the year ended October 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate
34	|	DWS Science and Technology Fund

(exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.
For the period from November 1, 2020 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.36%
Class C	2.11%
Class S	1.11%
Institutional Class	1.11%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $1,337,408, of which $121,935 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
DWS Science and Technology Fund	|	35

fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 274,606	$ 45,534
Class C	4,160	651
Class S	134,981	22,511
Institutional Class	1,156	192
	$ 414,903	$ 68,888
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 582,261
Class C	29,143
Class S	111,046
Institutional Class	38,137
$ 760,587
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 142,515	$ 12,157
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
36	|	DWS Science and Technology Fund

accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 2,372,913	$ 426,252.22%
Class C	44,515	7,192.23%
	$ 2,417,428	$ 433,444
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $23,878.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $558. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,045, of which $364 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the
DWS Science and Technology Fund	|	37

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,578.
D.	Investing in Science and Technology Securities
The Fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The Fund will therefore be susceptible to adverse economic, business, regulatory and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants, and dependency on patent protection.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
38	|	DWS Science and Technology Fund

F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	781,835	$ 27,752,310	1,145,629	$ 30,360,494
Class C	68,905	1,381,819	222,496	3,596,821
Class S	356,225	12,788,640	864,232	22,971,438
Institutional Class	351,633	14,197,036	570,188	16,623,726
		$ 56,119,805		$ 73,552,479
Shares issued to shareholders in reinvestment of distributions
Class A	2,063,334	$ 65,737,824	2,451,556	$ 57,930,275
Class C	121,459	2,186,265	124,556	1,768,702
Class S	413,042	13,448,644	494,080	11,887,554
Institutional Class	57,304	2,057,780	58,242	1,535,268
		$ 83,430,513		$ 73,121,799
Shares redeemed
Class A	(2,579,164)	$ (92,084,602)	(3,267,109)	$ (86,070,569)
Class C	(237,641)	(4,739,122)	(263,220)	(4,382,974)
Class S	(601,749)	(21,565,643)	(1,455,251)	(37,641,335)
Institutional Class	(283,429)	(11,143,930)	(290,620)	(8,359,308)
		$ (129,533,297)		$ (136,454,186)
Net increase (decrease)
Class A	266,005	$ 1,405,532	330,076	$ 2,220,200
Class C	(47,277)	(1,171,038)	83,832	982,549
Class S	167,518	4,671,641	(96,939)	(2,782,343)
Institutional Class	125,508	5,110,886	337,810	9,799,686
		$ 10,017,021		$ 10,220,092
G.	Payments by Affiliates
During the year ended October 31, 2021, the Advisor agreed to reimburse the Fund $272 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
DWS Science and Technology Fund	|	39

H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
40	|	DWS Science and Technology Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Science and Technology Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Science and Technology Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
DWS Science and Technology Fund	|	41

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
42	|	DWS Science and Technology Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Science and Technology Fund	|	43

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,123.60	$1,118.10	$1,124.40	$1,124.30
Expenses Paid per $1,000*	$ 4.71	$ 9.45	$ 3.69	$ 3.80
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,020.77	$1,016.28	$1,021.73	$1,021.63
Expenses Paid per $1,000*	$ 4.48	$ 9.00	$ 3.52	$ 3.62
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Science and Technology Fund	.88%	1.77%	.69%	.71%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
44	|	DWS Science and Technology Fund

Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $146,715,000 as capital gain dividends for its year ended October 31, 2021.
The Fund paid distributions of $2.35 per share from net long-term capital gains during its year ended October 31, 2021.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $7,200,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS Science and Technology Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Science and Technology Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
46	|	DWS Science and Technology Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2020 and has underperformed its benchmark in the three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment
DWS Science and Technology Fund	|	47

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily
48	|	DWS Science and Technology Fund

prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS Science and Technology Fund	|	49

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
50	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS Science and Technology Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
52	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS Science and Technology Fund	|	53

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
54	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Science and Technology Fund	|	55

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
56	|	DWS Science and Technology Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCCX	KTCSX	KTCIX
CUSIP Number	25159L 562	25159L 547	25159L 539	25159L 521
Fund Number	001	301	2313	511
DWS Science and Technology Fund	|	57

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DSTF-2
(R-024973-11 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS science and technology Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$37,433	$0	$8,988	$0
2020	$37,433	$0	$8,988	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$8,988	$487,049	$0	$496,037
2020	$8,988	$650,763	$0	$659,751

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Science and Technology Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021